Exhibit 99.1

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-29-2005	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		11/17/2005
2	Payment Date		11/21/2005
3	Collection Period	10/2/2005	10/29/2005	28
4	Monthly Interest Period - Actual	10/20/2005	11/20/2005	32
5	Monthly Interest - Scheduled			30

B.	SUMMARY

				Principal Payment
		Initial Balance	Beginning Balance	1st Priority	Regular	Ending Balance	Note Factor
6	Class A-1 Notes	425,000,000.00	55,906,167.70	—	46,470,387.23	9,435,780.47	0.0222018
7	Class A-2 Notes	420,000,000.00	420,000,000.00	—	—	420,000,000.00	1.0000000
8	Class A-3 Notes	485,000,000.00	485,000,000.00	—	—	485,000,000.00	1.0000000
9	Class A-4 Notes	170,000,000.00	170,000,000.00	—	—	170,000,000.00	1.0000000
10	Certificates	185,393,258.00	185,393,258.00	—	—	185,393,258.00	1.0000000

11	Equals: Total Securities	$1,685,393,258.00	$1,316,299,425.70	$—	$46,470,387.23	$1,269,829,038.47

12	Total Securitization Value	$1,685,393,258.00	$1,350,007,291.70			$1,303,536,904.47

				Per $1000	Principal& Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
13	Class A-1 Notes	2.9850%	148,337.70	2.6533333	46,618,724.93	833.8744515
14	Class A-2 Notes	3.5200%	1,232,000.00	2.9333333	1,232,000.00	2.9333333
15	Class A-3 Notes	3.8200%	1,543,916.67	3.1833333	1,543,916.67	3.1833333
16	Class A-4 Notes	3.9400%	558,166.67	3.2833333	558,166.67	3.2833333

	Equals: Total Securities		3,482,421.03		49,952,808.26

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Lease Payments Received	23,545,003.16
18	Sales Proceeds - Early Terminations	11,239,713.80
19	Sales Proceeds - Scheduled Terminations	14,579,953.61
20	Security Deposits for Terminated Accounts	85,949.00
21	Excess Wear and Tear Received	90,620.84
22	Excess Mileage Charges Received	209,052.53
23	Other Recoveries Received	417,443.98

24	Subtotal: Total Collections	50,167,736.92

25	Repurchase Payments	—
26	Postmaturity Term Extension	2,181,498.20
27	Investment Earnings on Collection Account	191,161.61

28	Total Available Funds, prior to Servicer Advances	52,540,396.73

29	Servicer Advance	—

30	Total Available Funds	52,540,396.73
31	Reserve Account Draw	—
32	Available for Distribution	52,540,396.73

D.	DISTRIBUTIONS

33	Payment Date Advance Reimbursement (Item 77)		—
34	Servicing Fee (Servicing and Administrative Fees paid pro rata):
35	Servicing Fee Shortfall from Prior Periods		—
36	Servicing Fee Due in Current Period		1,125,006.08
37	Servicing Fee Shortfall		—
38	Administration Fee (Servicing and Administrative Fees paid pro rata):
39	Administration Fee Shortfall from Prior Periods		—
40	Administration Fee Due in Current Period		5,000.00
41	Administration Fee Shortfall		—
42	Interest Paid to Noteholders		3,482,421.03
43	First Priority Principal Distribution Amount		—
44	Amount Paid to Reserve Account to Reach Specified Balance		—
45	Subtotal: Remaining Available Funds	47,927,969.62
46	Regular Principal Distribution Amount	46,470,387.23
47	Regular Principal Paid to Noteholders (lesser of Item 45 and Item 46)		46,470,387.23
48	Other Amounts paid to Trustees		—

49	Remaining Available Funds		1,457,582.39

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-29-2005	PAGE 2

E.	CALCULATIONS

50	Calculation of First Priority Principal Distribution Amount:
51	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,130,906,167.70
52	Less: Aggregate Securitization Value (End of Collection Period)	(1,303,536,904.47)

53	First Priority Principal Distribution Amount (not less than zero)	—

54	Calculation of Regular Principal Distribution Amount:
55	Outstanding Principal Amount of the Notes (Beg. of Collection Period)	1,130,906,167.70
56	Less: First Priority Principal Distribution Amount	—
57	Less: Targeted Note Balance	(1,084,435,780.47)

58	Regular Principal Distribution Amount	46,470,387.23

59	Calculation of Targeted Note Balance:
60	Aggregate Securitization Value (End of Collection Period)	1,303,536,904.47
61	Less: Targeted Overcollateralization Amount (13% of Initial Securitization Value)	(219,101,124.00)

62	Targeted Note Balance	1,084,435,780.47

63	Calculation of Servicer Advance:
64	Available Funds, prior to Servicer Advances (Item 28)	52,540,396.73
65	Less: Payment Date Advance Reimbursement (Item 77)	—
66	Less: Servicing Fees Paid (Items 35, 36 and 37)	1,125,006.08
67	Less: Administration Fees Paid (Items 38, 39 and 40)	5,000.00
68	Less: Interest Paid to Noteholders (Item 42)	3,482,421.03
69	Less: 1st Priority Principal Distribution (Item 43)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	47,927,969.62
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 71 and absolute value of Item 70)	—
73	Total Available Funds after Servicer Advance (Item 70 plus Item 72)	47,927,969.62
74	Reserve Account Draw Amount (If Item 73 is < 0, Lesser of the Reserve Account Balance and Item 73)	—

75	Reconciliation of Servicer Advance:
76	Beginning Balance of Servicer Advance	—
77	Payment Date Advance Reimbursement	—
78	Additional Payment Advances for current period	—

79	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

80	Reserve Account Balances:
81	Specified Reserve Account Balance (1% of Initial Securitized Value)		16,853,932.58
82	Initial Reserve Account Balance		16,853,932.58
83	Beginning Reserve Account Balance		16,853,932.58
84	Plus: Net Investment Income for the Collection Period		52,998.10

85	Subtotal: Reserve Fund Available for Distribution		16,906,930.68
86	Plus: Deposit of Excess Available Funds to reach Specified Balance (Item 44)		—
87	Less: Reserve Account Draw Amount (Item 74)		—

88	Subtotal Reserve Account Balance		16,906,930.68
89	Less: Excess Reserve Account Funds to Transferor (If Item 88 > Item 81)		52,998.10

90	Equals: Ending Reserve Account Balance		16,853,932.58

91	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

92	Current Period Net Residual Losses:	Units	Amounts
93	Aggregate Securitization Value for Scheduled Terminated Units	996	18,274,380.26
94a	Less: Aggregate Sales Proceeds for Current Month Scheduled Terminated Units		(14,641,077.61)
94b	Less: Aggregate Sales Proceeds & Recoveries for Prior Month Scheduled Terminated Units		(328,857.31)
95	Less: Excess Wear and Tear Received		(90,620.84)
96	Less: Excess Mileage Received		(209,052.53)

97	Current Period Net Residual Losses/(Gains)	996	3,004,771.97

98	Cumulative Net Residual Losses:
99	Beginning Cumulative Net Residual Losses	3,071	5,600,837.55
100	Current Period Net Residual Losses (Item 97)	996	3,004,771.97

101	Ending Cumulative Net Residual Losses	4,067	8,605,609.52

102	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.51%

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-29-2005	PAGE 3

G.	POOL STATISTICS

103	Collateral Pool Balance Data		Initial	Current

104	Initial Aggregate Securitization Value		1,685,393,258	1,303,536,904
105	Number of Current Contracts		72,157	62,304
106	Weighted Average Lease Rate		3.59%	3.49%
107	Average Remaining Term		27.48	18.39
108	Average Original Term		42.98	43.07
109	Monthly Prepayment Speed			79.42%
		Units	Book Amount	Securitization Value

110	Pool Balance - Beginning of Period	63,996	1,480,718,970	1,350,007,292
111	Depreciation/Payments		(21,444,693)	(14,855,539)
112	Gross Credit Losses	(43)	(826,832)	(863,023)
113	Early Terminations	(540)	(11,079,623)	(10,295,947)
114	Scheduled Terminations	(996)	(19,329,637)	(18,274,380)
115	Repurchase/Reallocation	(113)	(2,316,301)	(2,181,498)

116	Pool Balance - End of Period	62,304	1,425,721,886	1,303,536,904

117	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

118	Current	61,462	1,287,476,092	98.77%
119	31 - 90 Days Delinquent	725	13,754,502	1.06%
120	90+ Days Delinquent	117	2,306,311	0.18%

121	Total	62,304	1,303,536,904	100.00%

122	Credit Losses:		Units	Amounts

123	Aggregate Securitization Value on charged-off units		43	863,023
124	Aggregate Liquidation Proceeds on charged-off units			(520,478)
125	Recoveries on charged-off units			(47,383)

126	Current Period Aggregate Net Credit Losses/(Gains)		43	295,161

127	Cumulative Net Credit Losses:
128	Beginning Cumulative Net Credit Losses**		197	1,381,542
129	Current Period Net Credit Losses (Item 119)		43	295,161

130	Ending Cumulative Net Residual Losses		240	1,676,703

131	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.10%

	**1 prior month Early Termination was reclassified as a Credit Loss during the month of October

Volkswagen Auto Lease Trust 2005-A MONTHLY SERVICER CERTIFICATE For the collection period ended 10-29-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
12/20/2005	53,860,973
01/20/2006	35,214,032
02/20/2006	34,940,538
03/20/2006	33,412,290
04/20/2006	37,190,529
05/20/2006	33,535,841
06/20/2006	30,007,430
07/20/2006	32,204,756
08/20/2006	47,262,367
09/20/2006	47,754,057
10/20/2006	48,185,063
11/20/2006	48,458,506
12/20/2006	49,423,932
01/20/2007	49,391,344
02/20/2007	41,483,172
03/20/2007	33,774,374
04/20/2007	34,703,852
05/20/2007	33,781,030
06/20/2007	26,944,996
07/20/2007	29,060,387
08/20/2007	34,009,394
09/20/2007	35,519,225
10/20/2007	40,516,839
11/20/2007	34,008,529
12/20/2007	31,399,574
01/20/2008	28,116,834
02/20/2008	22,246,271
03/20/2008	34,482,988
04/20/2008	45,835,975
05/20/2008	27,459,027
06/20/2008	32,828,754
07/20/2008	33,606,627
08/20/2008	23,418,609
09/20/2008	21,548,750
10/20/2008	20,436,114
11/20/2008	15,030,696
12/20/2008	21,371,093
01/20/2009	16,090,320
02/20/2009	960,792
03/20/2009	220,735
04/20/2009	213,605
05/20/2009	180,143
06/20/2009	204,118
07/20/2009	220,511
08/20/2009	262,187
09/20/2009	279,404
10/20/2009	524,311
11/20/2009	677,918
12/20/2009	881,144
01/20/2010	387,696
02/20/2010	9,253
Total:	1,303,536,904

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.